RESOLUTIONS OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

August 4, 2005

Approval of 5¼ % Junior Subordinated Notes, due 2035

WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of Bank of America Corporation (the "Corporation") at a meeting duly called and held on March 22, 2005, this Committee was appointed by the Board (the "Committee") with full authority to take action to cause up to $5,000,000,000 of capital to be raised on behalf of the Corporation and to invest such capital proceeds in the Corporation's junior subordinated notes; and

WHEREAS, in order to facilitate the Corporation's financing, the Board authorized this Committee to approve the formation of special purpose financing entities, the guaranty by the Corporation of the obligations of such entities, the registration for sale and public sale of such obligations and the entry by the Corporation into agreements with such entities providing for the loan of the proceeds from the sale of such obligations to the Corporation; and

WHEREAS, as authorized by the Board on March 31, 2005, the Corporation filed a Registration Statement on Form S‑3, (File Nos. 333-123714, 333-123714-06, 333-123714-05, 333-123714-04, 333-123714-03, 333-123714-02 and 333-123714-01), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), with respect to obligations of certain special purpose subsidiaries, guarantees and subordinated debt securities of the Corporation, which Registration Statement, as amended, was declared effective on May 5, 2005 (the "Registration Statement"); and

WHEREAS, this Committee has determined to authorize the issuance of a series of up to £ 876,500,000 of the Corporation's junior subordinated notes as described in these resolutions; and

WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

NOW, THEREFORE, BE IT RESOLVED, that any of the Chief Executive Officer, Chief Financial Officer, any Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") is hereby authorized to execute and deliver an Amended and Restated Declaration of Trust for BAC Capital Trust VII (the "Declaration") pursuant to which the capital trust previously formed by the Corporation (the "Trust") is amended and restated in its entirety to facilitate the financing described in these resolutions; and

RESOLVED FURTHER, that the selection and appointment of The Bank of New York as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and James T.

Houghton and Karen A. Gosnell as Regular Trustees (collectively, the "Trustees") of the Trust is hereby ratified and approved; and

RESOLVED FURTHER, that in order to facilitate operation of the Trust, Authorized Officers of the Corporation are authorized to execute and deliver (i) a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Corporation will agree to purchase all of the Trust's outstanding Common Securities (the "Common Securities"), (ii) a Common Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with its outstanding Common Securities and (iii) a Capital Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with all of the outstanding Capital Securities (as defined in the Declaration) of the Trust (the "Capital Securities Guarantee" and, with the Common Securities Guarantee, the "Guarantees"); and

RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Authorized Officers are authorized to join with the Trust and to execute an Underwriting Agreement dated as of August 4, 2005 (the "Underwriting Agreement") among the Corporation, the Trust and Banc of America Securities Limited and the other underwriters described therein (collectively, the "Underwriters") pursuant to which the Trust will agree to issue and sell 17,000 BAC Capital Trust VII 5¼% Capital Securities (the "Capital Securities" and with the Common Securities, the "Securities") to the Underwriters; and

RESOLVED FURTHER, that the Notes (as defined below) shall be subject to the terms and entitled to the benefits of the Restated Indenture between the Corporation and the Indenture Trustee dated as of November 1, 2001 (the "Indenture"), and, in order to facilitate the loan to the Corporation of the proceeds from the sale of the Securities, the Authorized Officers are authorized to execute and deliver a Seventh Supplemental Indenture to be dated as of August 10, 2005 (the "Seventh Supplemental Indenture") between the Corporation and The Bank of New York as Indenture Trustee (in such capacity, the "Indenture Trustee") to set the terms of, and authorize the issuance by the Corporation of a series of up to £ 876,500,000 in aggregate principal amount of its junior subordinated debt securities to be known as its 5¼% Junior Subordinated Notes, due 2035 (the "Notes"); and

RESOLVED FURTHER, that the Notes shall be sold under the terms a Note Purchase Agreement between the Corporation and the Trust (the "Note Purchase Agreement") pursuant to which the Corporation will sell the Notes to the Trust and shall bear interest at the rate of 5¼% per annum, which interest shall accrue from August 10, 2005 and shall be payable semi-annually on February 10 and August 10 of each year, beginning February 10, 2006 and if the Capital Securities cease to be registered in book-entry only form, the record date for the interest payable shall be each January 15 and July 15 prior to the regular interest payment date; and

RESOLVED FURTHER, that the maturity date of the Notes shall be August 10, 2035; and

RESOLVED FURTHER, that the Notes shall be issued as registered securities initially in book-entry only form, represented by one or more global notes registered in the name of The Bank of New York Depository (Nominees) Limited in the manner requested by the

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Underwriters, in denominations of £ 50,000 or integral multiples thereof, and shall be dated the date or dates of authentication and delivery, which dates shall occur on or about August 10, 2005 and such subsequent dates as may be approved by an Authorized Officer; and the form of note contained in the Seventh Supplemental Indenture, together with such modifications as are appropriate to reflect the determinations of this Committee, is hereby in all respects approved; and

RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, and the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall nevertheless be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of James T. Houghton, Senior Vice President, Karen A. Gosnell, Senior Vice President, William J. Mostyn, III, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted; and

RESOLVED FURTHER, that the amendment and restatement of the Indenture is hereby ratified and approved and pursuant to the provisions of the Indenture and the Seventh Supplemental Indenture each Authorized Officer is hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Indenture Trustee under the Indenture, or to any agent designated by the Indenture Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes; and

RESOLVED FURTHER, that the terms, conditions and provisions of the Declaration, the Subscription Agreement, the Guarantees, the Underwriting Agreement, the Indenture, the Seventh Supplemental Indenture and the Note Purchase Agreement are hereby ratified and approved, with such changes and upon such terms as the Authorized Officers executing them shall determine; and

RESOLVED FURTHER, that the Authorized Officers are hereby authorized to take all steps necessary or appropriate to cause the Capital Securities to be listed on the London Stock Exchange; and

RESOLVED FURTHER, that all actions previously taken by officers of the Corporation in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

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RESOLVED FURTHER, that each of the Authorized Officers hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.